                                                                   EXHIBIT 10.13

         THIS LEASE AGREEMENT made effective as of the lst day of January, 1996.

BETWEEN:

                             MANZ DEVELOPMENTS INC.,
                    a body corporate having an office in the
                   City of Calgary in the Province of Alberta
                        (hereinafter called "the Lessor")

                                                               OF THE FIRST PART

                                     - and -

                          MCK TELECOMMUNICATIONS INC.,
                    a body corporate having an office in the
                   City of Calgary in the Province of Alberta
                        (hereinafter called "the Lessee")

                                                              OF THE SECOND PART

         WHEREAS the Lessor is, or is entitled to be, the registered owner of those lands together with the appurtenances, buildings and improvement located thereon and any replacements thereof or additions thereto, all as more particular set out in Schedule "A" attached hereto (the "Lands");

         AND WHEREAS the Lessor has agreed to lease the Lands to the Lessee in consideration of the rents and obligations herein reserved;

1. WITNESSETH that in consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Lessee to be paid, observed and performed, the Lessor has demised and leased and by these presents doth demise and lease unto the Lessee, and the Lessee hereby leases and accepts from the Lessor, the Lands.

2. TERM: TO HAVE AND TO HOLD the Lands for a term of FIVE (5) years to commence on JANUARY 1, 1996 and to end on DECEMBER 31, 2000.

3. RENT: YIELDING AND PAYING THEREFOR unto the Lessor as rent the annual sum of $144,000.00 of lawful money of Canada to be payable in equal consecutive monthly installments of $12,000.00 each in advance on the first day of each month during the said term.

4.       THE LESSEE COVENANTS AND AGREES WITH THE LESSOR as follows:

   (a)   To pay rent at the times and in the amounts herein provided;

   (b) The Lessee will in each and every year during the said term pay to the appropriate taxing authority when due a sum equal in amount to the aggregate of all municipal taxes (including local improvement rates), rates, duties and assessments (herein sometimes referred to as "the taxes") that may be specifically charged, levied, rated or assessed against the said Lands or any part thereof and/or all or any building on the Lands used by, owned by or brought thereon by the Lessee. The Lessee shall provide the Lessor, the with evidence of the payment of the taxes within 30 days after the date when the taxes are due. It is hereby agreed and understood that the taxes shall not include large corporation tax or capital tax or any other tax that is not specifically charged, levied, rated or assessed against the Lands;

   (c) The Lessee will in each and every year during the said term pay, satisfy and discharge directly all charges for water, electric current, gas and other public utilities and service supplied at any time to the Lands;

   (d) The Lessee will during each and every year of the said term indemnify and keep indemnified the Lessor from and against payment of all loss, costs, charges and


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                                       -2-


         expenses occasioned by, or arising from any and every tax, rate, charge, assessment and license fee, including business taxes assessed against the Lessee or the tenants and subtenants of the Lessee, provided the same shall be a charge on the Lands;

   (e) It is hereby agreed and understood that if and so often as the Lessee shall neglect or omit to pay, satisfy and discharge directly any of the said taxes, rates, charges, assessments and/or license fees and/or the amount equal to the aggregate thereof, the Lessor may pay the same and may thereupon charge the same to the Lessee who hereby covenants to pay the same to the Lessor forthwith, and the Lessee hereby agrees that any and a of such amounts so paid by the Lessor and unpaid by the Lessee shall be recoverable by the Lessor as if the same were and in the same manner as rent reserved and in arrears under the terms of this lease;

   (f)   The Lessee will at all times during the term hereof at its own expense:

         (i) carry out repairs, normal maintenance and painting of the Lands and of all buildings, improvements, equipment situate therein or thereon (both inside and outside and structural or otherwise) and will repair, replace, rebuild and reconstruct the Lands or any part thereof, and without limiting the generality of the foregoing will repair replace, rebuild and reconstruct the buildings, structures, erections, roofs, foundations and appurtenances, water, sewer and gas connections, wiring, pipes and mains and all other fixtures, machinery, facilities and equipment belonging to or connected with the Lands or any part thereof or used in their operations, even though such be of what is commonly known as a repair, replacement, rebuilding or reconstruction of a capital nature;

         (ii) keep, operate and maintain the Lands and every part thereof and every appurtenance thereto in a clean and sanitary condition;

         (iii) comply with and conform to every applicable statute, law, by-law, regulation and ordinance from time to time in forced and affecting the use or occupation of the Lands or any part thereof, and in the event of the default of the Lessee under the provisions of this subclause (iii), the Lessor may himself comply with any such requirements as aforesaid and the Lessee shall forthwith pay all costs and expenses incurred by the Lessor in this regard and the Lessee hereby agrees that all of such costs and expenses shall be recoverable by the Lessor as if the same were and in the same manner as rent reserved and in arrears under this lease;

         (iv) keep the sidewalks adjoining the Lands and any outdoor parking areas comprising part of the Lands reasonably clean and free of snow and ice;

         (v) promptly comply with the requirements of every applicable statute, law and ordinance, and with every applicable lawful regulation or order with respect to the removal of any encroachment, or to the condition, equipment, maintenance, use or occupation of the Lands and every part thereof including the making of any alteration or addition in or to any structure, upon, connected with or appurtenant to the Lands or any part thereof, whether or not such alteration be structural or be required on account of any particular use to which the Lands or any part thereof may be put, and whether or not such requirement regulation or order be of a kind now existing or within the contemplation of the parties hereto; and in the event of the default of the Lessee under the provisions of this subclause (v), the Lessor may himself comply with any such requirements as aforesaid and the Lessee shall forthwith pay all costs and expenses incurred by the Lessor in this regard and the Lessee hereby agrees that all of such costs and expenses shall be recoverable by the Lessor as if the same were and in the same manner as rent reserved and in arrears. under this lease; and



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                                       -3-


         (vi) comply with all applicable regulations, orders and requirements of the Canadian Fire Underwriter's Association, or anybody having similar functions, or of any liability or fire insurance company by which the Lessor or Lessee may be insured; and in the event of the default of the Lessee under the provisions of this subclause (vi), the Lessor may himself comply with any such regulations, orders and requirements as aforesaid and the Lessee shall forthwith pay all costs and expenses incurred by the Lessor in this regard and the Lessee hereby agrees that all of such costs and expenses shall be recoverable by the Lessor as if the same were and in the same manner as rent reserved and in arrears under this lease;

   (g) The Lessee will comply with all reasonable requirements of the Lessor with regard to the care, maintenance and repair of the Lands;

   (h) That in the event of any substantial damage to the Lands by any cause the Lessee will give notice in writing to the Lessor of such damage forthwith upon such damage becoming known to the Lessee;

   (i) That it shall not carry on or permit to be carried on upon the Lands any business or activity which shall be deemed on reasonable grounds to be a nuisance; and

   (j) That, subject to the right of renewal or the right to purchase the Lands as herein provided, at the expiry of the term hereof it will quit the Lands and deliver the same up to the Lessor and that it will leave the said Lands in good repair, reasonable wear and tear only excepted.

         Notwithstanding the provisions of this clause 4, it is the intention of the parties that the Lessee shall not be required to repair reasonable wear and tear except to repair such wear and tear as is necessary to maintain the building on the Lands suitable as a first class building.

5. INSPECTION: The parties agree that the Lessor shall be entitled to inspect and view the state of repair of the Lands upon appointment with the Lessee only PROVIDED HOWEVER that the Lessor shall not be entitled to inspect or view anything on the Lands that the Lessee deems, in its sole unfettered discretion, to be of a secret or confidential nature.

6. INSURANCE: During the whole of the said term, the Lessee will purchase and keep in force, unless otherwise agreed, throughout the term:

   (a) fire insurance with extended coverage endorsement covering all leasehold improvements made to or installed on the Lands by or on behalf of the Lessee in an amount equal to the full replacement value;

   (b) fire insurance with extended coverage endorsement covering all the contents of the Lands whether owned by the Lessee or for which the Lessee is responsible in an amount at least equal to the actual cash value;

   (c) comprehensive general liability insurance naming the Lessor and Lessee as insured in an amount of not less than $2,000,000.00 per occurrence (including without limitation, Lessee's fire, legal liability and contractual liability to cover the responsibilities assumed hereunder) with a cross-liability clause; and

   (d) such other coverage in such amounts and on terms as may be reasonably required by the Lessor;

provided that all contracts of insurance required under this clause 6 shall be with a company or companies ordinarily engaged in the business of insuring against such risks and approved of in writing by the Lessor.


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                                       -4-


         The Lessee will cause each of its policies to contain an undertaking by the insurer(s) to notify the Lessor at least thirty (30) days prior to cancellation or any other change material to the Lessor's interests. The liability policy will include the Lessor as an additional named insured with a cross-liability clause.

         The Lessor and Lessee will each cause any insurance policy obtained by it pursuant to this lease to contain a waiver of subrogation clause in favour of the Lessor or Lessee, as the case may be.

7. INDEMNIFICATION: The Lessee shall indemnify and save harmless the Lessor from any and all liabilities, damages, costs, claims, suits or actions growing out of:

   (a) any breach, violation or non-performance of any covenant, condition or agreement in this lease set forth and contained on the part of the Lessee, to be fulfilled, kept, observed and performed;

   (b) any damage to property occasioned by the use and occupation of the Lands; and

   (c) any injury to person or persons, including death resulting at any time therefrom, occurring in or about the Lands, and/or on the sidewalks adjacent to same.

8. ASSIGNMENTS: The Lessee covenants and agrees with the Lessor that it will not assign this lease or sublet the whole or any part of the premises hereby demised without leave of the Lessor, but such leave shall not be arbitrarily withheld.

9. SUBORDINATION: This lease and everything herein contained shall be subordinate to any mortgage or mortgages, the proceeds of which are used to construct any building now or hereafter erected on the Lands hereby demised, or to any renewal, replacement or substitution mortgages covering such mortgages.

10.       THE LESSOR COVENANTS with the Lessee:

   (a) that if the Lessee duly and regularly pays the rent and complies with its obligations under this lease, the Lessee will be entitled to (and shall and may) peaceably possess and enjoy the Lands during the term without any interruption or disturbance from the Lessor or any person or persons claiming by, through or under the Lessor; and

   (b) that at the commencement of the term the building service systems will be in good electrical, mechanical and operating condition reasonably acceptable to the Lessee.

11. THE LESSOR hereby absolutely and unconditionally forever assigns, transfers and sets over unto the Lessee all of the Lessor's right, title and interest in and to all warranties, guarantees, indemnities or covenants made or given arising from the construction of the buildings on the Lands including all of the right, title and interest of the Lessor in and to any name commonly or generally used to identify the Lands or buildings or any derivation or variation thereof and to represent itself as carrying on the business in continuation of and in succession to the Lessor with full power and authority to demand, collect, sue for breach of any said warranty, guarantee, indemnity or covenant or for specific performance of any said warranty, guarantee, indemnity or covenant in the name of the Lessor.

12. IT IS HEREBY UNDERSTOOD AND AGREED that upon the, determination of this lease or any renewal thereof by affluxion of time, and the Lessee remaining in possession of the Lands with the consent of the Lessor and without any further written agreement, a tenancy from year to year shall not be created by implication of law but the Lessee shall be deemed to be a monthly tenant only at a rental payable in advance at the rate of one-twelfth of the annual rental provided for herein and otherwise upon and subject to the same terms and conditions as contained herein.

13. ANY CONDONING, excusing or overlooking by the Lessor of any default, breach or non-observance by the Lessee at any time or times in respect of any covenant, proviso, or


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                                       -5-


condition herein contained shall not operate as a waiver of the Lessor's rights hereunder in respect of any subsequent default, breach or non-observance, nor so as to defeat or affect in any way the rights of the Lessor hereunder in respect of any such subsequent default, breach or non-observance.

14. UPON THE TERMINATION of this lease the Lessor shall pay to the Lessee the value of any unexpired insurance upon the Lands and the parties shall adjust between themselves all items of taxes, water rates and other matters of a similar nature to the intent and purpose that the Lessee shall bear the burden thereof until the termination of the lease or of any holding over thereunder and not afterwards.

15. ANY NOTICE, request or demand herein provided or permitted to be given hereunder shall be sufficiently given if personally served or mailed by registered mail as follows:

   (i)  to the Lessor:   MANZ DEVELOPMENTS INC.
                         113 Edgeview Road N.W.
                         Calgary, Alberta
                         T3A 4T9

   (ii)  to the Lessee:  MCK TELECOMMUNICATIONS INC.
                         130 Bowness Centre N.W.
                         Calgary, Alberta
                         T3B 5M5

                         Attention: President

Any notice mailed as aforesaid shall for the purposes of this lease be presumed to have been given three (3) business days following the day on which such notice is mailed as aforesaid. Any party may at any time give notice in writing to the others of any change of address, and after the giving of such notice the address therein specified will be deemed to be the address of such party for the purpose of giving notices hereunder.

16. THE LESSEE assumes the sole responsibility for the condition, operation, maintenance and management of the Lands, and the Lessor shall have no liability for damage to the property of the Lessee or of any sublessees, licensees or any person on the Lands which is or may at any time be on the Lands on any account, or for any reason whatsoever.

17. EXCEPT as to the payments herein specifically provided to be paid by the Lessor, the Lessor shall not be required to make any payment in respect of the Lands; the intention of the provisions of Us lease being that all expenses incurred in respect of the Lands shall be borne by the Lessee, except only as to those expenses specifically provided herein to be borne by the Lessor, and the payments called for in any mortgages outstanding against the lands.

18. IF the Lessee shall fail to pay when due the rent, or any other amount constituting rent, or any part thereof, required to be paid by the Lessee, or if the term hereby granted or any of the goods and chattels of the Lessee shall be at any time seized or taken in execution, attachment, or distress by any creditor of the Lessee or if a writ of execution shall be issued against the goods or chattels of the Lessee and remain in the hands of the Sheriff unsatisfied for five (5) days, or if the Lessee shall commit an act of bankruptcy or shall make any assignment for the benefit of creditors, or becoming bankrupt or insolvent shall take the benefit of any Act that may be in force for bankrupt or insolvent debtors, or if any proceedings shall be taken or process issued against it under any Bankruptcy Act or the Winding Up Act, or if the Lessee shall attempt to abandon the Lands or shall out of the ordinary course of business, sell or dispose of or attempt to sell or dispose of or remove or attempt to remove from the Lands any of its goods or chattels or execute a bill of sale or chattel mortgage in respect of any of its goods and chattels so that there would not, in the event of or as a result of such sale, disposal, removal, bill of sale or chattel mortgage be in the opinion of the Lessor, goods on the premises liable to distress, sufficient to satisfy the amount of the rent then accruing due and overdue and the rent for the three (3) months ensuing, then the current month's rent, together with the rent for the three (3) months then next ensuing, shall immediately become due and payable and the said term shall at the option of the Lessor forthwith become forfeited and determined.


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                                       -6-


19. IF THE LESSEE shall be in default of any of his covenants hereunder the Lessor may give unto the Lessee notice in writing stating the said default with sufficient reasonable particularity and requiring that the said default be remedied. If the said default is not remedied by the Lessee within thirty (3 0) days after the receipt of such notice, or such longer period as may be reasonably necessary bearing in mind the nature of the default the Lessor may enter into and upon the said Lands or any part thereof in the name of the whole and have again, repossess and enjoy the same as of his former estate, and the said lease shall be terminated. Provided however, that if the default is in the payment of rent and/or any of the charges recoverable by the Lessor as if the same were rent reserved and in arrears under the terms hereof and such default shall continue for a period of ten (10) days after written notice of such default shall have been given, the Lessor's rights hereunder shall accrue as above set forth.

20. THE LESSEE hereby irrevocably waives and renounces the benefit of any present or future legislation of the Province of Alberta taking away or diminishing the Lessor's rights of distress and agrees with the Lessor that notwithstanding any such enactment all goods and chattels the property of the Lessee from time to time on the Lands shall be subject to distress for rent.

21. IF THE Lands shall be damages or destroyed by reason of any of the risks covered by the insurance set out in clause 6 hereof, the Lessor shall make available to the Lessee the net proceeds of the said insurance for the purpose of repairing, replacing, rebuilding or reconstructing the Lands; provided that the Lessor may withhold such amounts for such time as may be necessary to protect him as owner of the Lands in relation to any mechanics' lien or charge under any similar law applicable to the Lands; and provided further that in settling the amount of any loss under any policy of insurance the Lessor shall consult with the Lessee and shall permit the Lessee to make such representations to the insurer in relation to the amount of the loss as may appear expedient and proper to the end that the maximum amount property collectible in relation to any loss may be collected.

22. PROVIDED that if the Lessee fully performs all the covenants and provisions hereof it may at the expiration of the term hereof remove its fixtures and equipment so long as the Lands are left in the same condition as that in which they were received by the Lessee.

23. IF THE LESSEE shall have promptly paid all rent to the Lessor when due hereunder, and shall have observed and performed the Lessee's covenants herein, the Lessee shall have the right at the expiration of the term of this lease to extend the term for one period of five (5) years provided that the Lessee provide written notice to the Lessor at least Six (6) months prior to the expiry of the term. Any such renewal shall be upon the same conditions herein set forth, except the right to renew, and except as to the rent payable during the renewal term. Annual rent for the renewal term will be based upon fair market basic rent for equivalent, developed space located in the City of Calgary at the time of renewal, provided however that in any event, the annual shall not be less than the rent which the Lessee was obliged to pay during the last year of the Term. The time for determining annual rent for the renewal term will be the four month period immediately preceding the expiry of the Term. If the Lessor and Lessee are unable to agree on such rent at least 30 days prior to the expiry of the Term, either of them may refer the determination of such annual rent to arbitration under the Arbitration Act (Alberta). The arbitrator's determination will be conclusive and binding on the Lessor and Lessee. The arbitration costs will be awarded in the arbitrator's discretion. Until the arbitrator has determined such annual rent, the Lessee will continue to pay monthly installments of rent i the same amount it was paying prior to the expiry of the Term. Forthwith after the arbitrator's determination, the Lessee will pay to the Lessor the difference, if any, between the rent installments which it has then paid to date and the rent installments due pursuant to such determination.

24. WHEREVER there is any reference to the Lessor or to the Lessee such reference (unless the context otherwise requires) shall be deemed to extend to and include ant it is hereby expressly agreed that the same shall extend to and include the respective assigns and successors of the Lessor and the Lessee. The singular shall include the plural and the masculine shall include the feminine or neuter as the case may be.

25. IF ANY PROVISION of this lease is illegal or invalid or unenforceable at law it will be deemed to be severed from this lease and the remaining provisions will nevertheless continue to be in full force and effect.


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                                       -7-


26.      TIME will be of the essence of this Lease.

27. NOTHING herein contained will at any time create or be construed as creating a joint venture, partnership or relationship between the parties other than that of lessor and lessee.

28. THIS LEASE shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

         IN WITNESS WHEREOF the parties have hereunto caused their corporate seals to be affixed as of the day and year first above written.

                                      MANZ DEVELOPMENTS INC.


                                      Per:  /s/ Cal Manz
                                            ------------------------------------


                                      Per:
                                            ------------------------------------




                                      MCK TELECOMMUNICATIONS INC.


                                      Per:  /s/ Cal Manz
                                            ------------------------------------

                                      Per:
                                            ------------------------------------

                                  SCHEDULE "A"

                                      LANDS


Plan 2074BB
Block 9
Lots 34, 35 and 36

Excepting thereout all Mines and Minerals.